UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

CINCINNATI BELL INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-8519	31-1056105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street, Cincinnati, Ohio		45202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (513) 397-9900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares ($0.01 par value)	CBB	New York Stock Exchange
Depositary Shares, each representing 1/20 interest in a Share of 6 ¾% Cumulative Convertible Preferred Stock, without par value	CBB.PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On November 5, 2020, Cincinnati Bell Inc. (“Cincinnati Bell”) reported its financial results for the third quarter of 2020, which are discussed in more detail in the press release (the “Press Release”) attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference into this Item 2.02.

Item 8.01     Other Events

On November 5, 2020, Cincinnati Bell will make available the Press Release on the “Investor Relations” section of Cincinnati Bell’s website located at https://investor.cincinnatibell.com.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	Exhibit 99.1	Press Release dated November 5, 2020

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Concerning Forward-Looking Statements

This release may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements concerning plans, objectives, goals, strategies, future events, future revenues or performance, financing needs, plans or intentions relating to acquisitions and restructuring, business trends, statements regarding the merger with Macquarie Infrastructure Partners (the “merger”) and the expected timetable for completing the merger, are forward-looking statements. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” “proposes,” “potential,” “could,” “should,” “outlook,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this report. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements, including, but not limited to:

•	those discussed in this release;
•	we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share;
•	we may be unable to grow our revenues and cash flows despite the initiatives we have implemented;
•	failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise our success in the telecommunications industry;
•

our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted;

•

our failure to meet performance standards under our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs;

•	we generate a substantial portion of our revenue by serving a limited geographic area;
•

a large customer accounts for a significant portion of our accounts receivable and the loss or significant reduction in business from this customer would cause operating results to decline and could negatively impact profitability and cash flows;

•

maintaining our telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share and ability to generate revenue;

•	increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers;
•	we may be liable for material that content providers distribute on our networks;
•	cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business;
•	natural disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations;
•

the regulation of our businesses by federal and state authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses;

•	we depend on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers;
•	a failure of back-office information technology systems could adversely affect our results of operations and financial condition;
•

if we fail to extend or renegotiate our collective bargaining agreements with our labor unions when they expire or if our unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed;

•	the loss of any of the senior management team or attrition among key sales associates could adversely affect our business, financial condition, results of operations and cash flows;
•

our debt could limit our ability to fund operations, raise additional capital, and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally;

•

our indebtedness imposes significant restrictions on us; we depend on our loans and credit facilities to provide for our short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited;

•	the servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control;
•	we depend on the receipt of dividends or other intercompany transfers from our subsidiaries and investments;
•	the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline;
•	the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition;
•	our future cash flows could be adversely affected if we are unable to fully realize our deferred tax assets;
•	adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and liquidity;

•	third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products;
•

third parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation, which could require us to pay significant damages or settlements;

•	we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws;
•	the risk that unexpected costs will be incurred;
•

risks and uncertainties relating to the merger, including the timing and likelihood of completion of the merger; the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the occurrence of any event, change or other circumstance that could give rise to the termination of the merger; the effect of the announcement or pendency of the merger on our ability to retain and hire key personnel, our ability to maintain relationships with our customers, suppliers and others with whom we do business, or our operating results and business generally; risks related to diverting management’s attention from Cincinnati Bell’s ongoing business operations; and the risk that shareholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability;

•

risks and uncertainties related to the effect of the recent global outbreak of COVID-19 and related government, private sector and individual consumer responsive actions on Cincinnati Bell’s business operations, employee availability, financial performance, liquidity and cash flow;

•	the other risks and uncertainties detailed in our filings with the SEC, including our Form 10-K report, Form 10-Q reports and Form 8-K reports; and
•	other factors outside Cincinnati Bell's control.

These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from these forward-looking statements. We assume no obligation to update the information contained in this release except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: November 5, 2020	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 5, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)